                                                                     EXHIBIT 2.3


                       EXERCISE AND SETTLEMENT AGREEMENT


         THIS EXERCISE AND SETTLEMENT AGREEMENT (this "Agreement"), dated as of September 24, 1996, is entered into by and among Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") ,the securityholders of the Company and GHI (collectively, the "Securityholders"), and American Homestar Corporation, a Texas corporation ("Investor"). Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Supplemental Escrow Agreement (as hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, the Company, GHI and Investor are parties to that certain Securities Purchase Agreement, dated as of January 10, 1996 (the "Purchase Agreement"); and

         WHEREAS, certain of the parties hereto are parties to that certain Option Agreement, dated as of January 10, 1996 (the "Option Agreement"), and that certain Escrow Agreement, dated as of January 10, 1996 (the "Escrow Agreement"); and

         WHEREAS, Investor, Fred Huckvale, as representative of certain securityholders of the Company and GHI, Jackson & Walker, L.L.P. and Texas Commerce Bank National Association are parties to that certain Indemnification Escrow agreement, dated as of February 27, 1996 (the "Indemnification Escrow Agreement"); and

         WHEREAS, certain of the parties hereto are among the parties to that certain Supplemental Agreement, dated as of February 27, 1996 (the "Supplemental Agreement"), and that certain Supplemental Escrow Agreement, dated as of February 27, 1996 (the "Supplemental Escrow Agreement"); and

         WHEREAS, Investor is willing to exercise the Option (as defined in the Option Agreement) at this time, provided that the parties hereto execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Exercise of the Option. Investor shall exercise the Option as soon as practicable after the date hereof, but no later than October 15, 1996.

         2. Payments. Notwithstanding anything in the Transaction Documents (as defined below) to the contrary: (i) no notice of the exercise of the Option shall be required, except that Investor shall promptly notify Securityholders Counsel (as defined below) of such exercise; (ii) upon payment of the amounts set forth in Section 6 hereof and on Schedule A attached hereto to the parties listed thereon (the "Settlement Payments"), the Option shall be deemed to have been exercised and all financial obligations under the Transaction Documents shall be deemed to have been paid, and the Securities (as defined in the Option Agreement) are thereby fully-paid for, and purchased by, Investor, such that no other amounts will be due, or will become due as a result of or with respect to the exercise of the Option;
(iii) upon payment of the Settlement Payments, Investor shall notify in writing Jackson & Walker, L.L.P. ("J&W"), the Escrow Agent under the Escrow Agreement, of the exercise of the Option, and J&W shall deliver all of the Escrowed Items (as defined in the Escrow Agreement) to Investor; and (iv) all notices required by the Transaction Documents are hereby waived. As used herein, "Transaction Documents" shall mean the Purchase Agreement, the Option Agreement, the Supplemental Agreement, the Supplemental Escrow Agreement, the Indemnification Escrow Agreement and all other documents, agreements and instruments incident or related to such agreements.

         3. Certain Legal Fees. All legal fees of Shereff, Friedman, Hoffman & Goodman, LLP ("Securityholders' Counsel") relating to the Company, GHI or the Securityholders after February 27, 1996, shall be the sole responsibility of, and shall be payable by, the holders of the Subordinated Debt (as defined in the Option Agreement); provided, however, that upon the exercise of the Option, the Company shall pay $15,000 of such fees to Securityholders' Counsel. Upon the exercise of the Option, the Company agrees to pay $7,000 of the legal fees owed by Al Preusch to Sussman Shank Wapnick Caplan & Stiles, LLP ("Preusch's Counsel"), such payment being made directly to Preusch's Counsel.

         4. Releases. (a) Except for the representations and warranties and rights and obligations under this Agreement, each party hereto, on his own behalf and on behalf of its officers, directors, partners, subsidiaries, attorneys, affiliates, agents, successors, heirs, legal representatives and assigns (collectively, as to each party, the "Party Releasors") agrees to release and does hereby release, acquit and forever discharge each other party hereto, and such other party's officers, directors, partners, subsidiaries, attorneys, affiliates, agents, successors, heirs, legal representatives and assigns (collectively, as to each party, the "Party Releasees") from, and extinguishes, any and all claims, demands, debts, damages, costs, losses, expenses, commissions, actions, causes of action, rights, liabilities, obligations and chooses in action of whatever nature or type which any of the Party Releasors have, or may have, or which have been, or could have been, or in the future otherwise might have been asserted against any of the Party Releasees by reason of, or relating to, any matter, cause, omission, act or thing whatsoever, occurring in whole or part on or at any time prior to the date hereof, (including, without limitation, the Transaction Documents, the Securityholders Agreement dated as of April 4, 1994 by and among the Company, IBG Acquisition Corporation and certain of the Securityholders, and the Intercreditor, Subordination and Reimbursement Agreement dated as of April 4, 1994 by and between GHI, the Company and certain of the Securityholders, as amended (collectively, the "Party's Claims") but excluding: (i) the indemnification obligations of certain parties (the "Indemnitors") hereto to Investor, the Company and GHI with respect to the RBS Suit (as defined in the Supplemental Agreement) as provided in Section 13 of the Supplemental Agreement; and (ii) any employment agreement listed on Schedule 1.5 to the Option Agreement which has not previously been terminated. Each party hereby waives all rights which it may have under the provisions of California Civil Code Section 1542, which reads as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                 (b)      Each party agrees that the releases provided in this
Section 4 are hereby deemed to be reaffirmed and made as of the date hereof and as of the date of the exercise of the Option; provided, however, that the foregoing releases shall be null and void in the event the Option is not exercised by Investor prior to October 15, 1996.

         5. Representations and Warranties of the Parties. Each party hereto represents and warrants to the other parties hereto as follows: (a) such party has the power and authority to execute, deliver, and perform such party's obligations under this Agreement, and this Agreement constitutes the valid and binding obligation of such party, enforceable against such party in accordance with the terms hereof; (b) none of its Party Releasors have assigned, sold, conveyed or otherwise transferred all or any portion of its Party's Claims except as set forth in the Transaction Documents; and (c) such party fully understands the terms of this Agreement and has been represented by competent legal counsel in connection therewith, and has executed this Agreement voluntarily and without coercion or duress.

         6. Release of Collateral. Upon exercise of the Option, Investor shall cause Bank (as defined in the Supplemental Agreement) to release to the mezzanine lenders under the Modification Agreement (as defined in the Supplemental Agreement) the cash collateral then on deposit from such mezzanine lenders for the benefit of Bank and, in the event Bank has applied any of the cash collateral against indebtedness owed by GHI to Bank, Investor will reimburse the mezzanine lenders for such amount. Upon exercise of the Option, if Bank refuses to release any cash collateral under the Modification Agreement, Investor shall substitute cash collateral in place of such cash collateral of the mezzanine lenders.

         7.      Miscellaneous.

                 (a) This Agreement may not be amended, except in a written document signed by all the parties hereto. Neither this Agreement nor any right or obligation created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto.

                 (b) THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

                 (c) Any notice or demand which is permitted or required hereunder will be made in accordance with Section 7.4 of the Option Agreement.

                 (d) If any provision of this Agreement is held invalid under applicable law, such provision will be ineffective to the extent of such invalidity, and such invalid provision will be modified to the extent necessary to make it valid and enforceable. Any such invalidity will not invalidate the remainder of this Agreement.

                 (e) Each party hereto that is shown to have breached this Agreement agrees to pay the costs and expenses (including reasonable attorneys' fees and expenses) incurred by any other party in successfully (i) enforcing any of the terms of this Agreement against the breaching party or (ii) proving that another party breached any terms of this Agreement.

                 (f) In the event of any inconsistencies or ambiguities between this Agreement and the Transaction Documents, this Agreement shall control.

                 (g) This Agreement may be executed in any number of counterparts, each of which will be taken to be an original; but such counterparts will together constitute one document.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                 GUERDON HOLDINGS, INC.


                                 By: /s/ FRED HUCKVALE
                                     -----------------------------------------
                                          Fred Huckvale, President


                                 GUERDON HOMES, INC.


                                 By: /s/ FRED HUCKVALE
                                     -----------------------------------------
                                          Fred Huckvale, President


                                 AMERICAN HOMESTAR CORPORATION


                                 By: /s/ LAURENCE A. DAWSON, JR.
                                     -----------------------------------------
                                             Laurence A. Dawson, Jr.
                                                   President


                                 /s/ MEDHI ALI
                                 ---------------------------------------------
                                 Medhi Ali


                                 SECURITYHOLDERS

                                 See the attached Signature Pages for
                                 each Securityholder


The undersigned hereby executes this Agreement for the sole purpose of consenting and agreeing to the provisions of Section 3 above.

SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP


By: /s/ MORRIS ORENS
    ------------------------------------------------------
                    Morris Orens, Partner

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:


                                 ---------------------------------------------
                                 Printed Name:
                                               -------------------------------


                                 If a legal entity:

                                  The P/A Fund, L.P.
                                 ---------------------------------------------
                                 (type in name)


                                 By: /s/ ROBERT CHEFITZ
                                     -----------------------------------------
                                 Title:  General Partner
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:


                                 ---------------------------------------------
                                 Printed Name:
                                               -------------------------------


                                 If a legal entity:

                                 Pacific Mezzanine Fund, L.P.
                                 ---------------------------------------------
                                 (type in name)


                                 By: Pacific Private Capital
                                     -----------------------------------------
                                 Title: /s/ DAVID WOODWARD
                                        --------------------------------------
                                        General Partner

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:


                                 ---------------------------------------------
                                 Printed Name:
                                               -------------------------------


                                 If a legal entity:

                                 BBU Mezzanine Fund II
                                 ---------------------------------------------
                                 (type in name)


                                 By: BBU Advisors
                                     -----------------------------------------
                                 Title: /s/ DAVID WOODWARD
                                        --------------------------------------
                                        General Partner

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:


                                 ---------------------------------------------
                                 Printed Name:
                                               -------------------------------


                                 If a legal entity:

                                 CIN Venture Nominees, Ltd.
                                 ---------------------------------------------
                                 (type in name)


                                 By: /s/ ROBERT CHEFITZ
                                     -----------------------------------------
                                 Title: Partner
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:

                                 /s/ GORDON GUTCHESS
                                 ---------------------------------------------
                                 Printed Name:  Gordon Gutchess
                                               -------------------------------


                                 If a legal entity:


                                 ---------------------------------------------
                                 (type in name)


                                 By: /s/
                                     -----------------------------------------
                                 Title:
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                              If an individual:


                              ---------------------------------------------
                              Printed Name:
                                           -------------------------------


                              If a legal entity:

                              Coutts & Co. (Jersey) Ltd.
                              Custodian for APA Excelsior III/Offshore, L.P.
                              ---------------------------------------------
                              (type in name)


                              By: /s/ ROBERT CHEFITZ
                                 -----------------------------------------
                              Title: General Partner
                                    --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:


                                 ---------------------------------------------
                                 Printed Name:
                                               -------------------------------


                                 If a legal entity:

                                 APA Excelsior III, L.P.
                                 ---------------------------------------------
                                 (type in name)


                                 By: /s/ ROBERT CHEFITZ
                                     -----------------------------------------
                                 Title: General Partner
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:

                                 /s/ JOHN FILLINGHAM
                                 ---------------------------------------------
                                 Printed Name: John Fillingham
                                               -------------------------------


                                 If a legal entity:


                                 ---------------------------------------------
                                 (type in name)


                                 By:
                                     -----------------------------------------
                                 Title:
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:

                                 /s/ DAVID SHIGEKAVA
                                 ---------------------------------------------
                                 Printed Name: David Shigekava
                                               -------------------------------


                                 If a legal entity:


                                 ---------------------------------------------
                                 (type in name)


                                 By:
                                     -----------------------------------------
                                 Title:
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:

                                 /s/ ROBERT HUCKVALE
                                 ---------------------------------------------
                                 Printed Name: Robert Huckvale
                                               -------------------------------


                                 If a legal entity:


                                 ---------------------------------------------
                                 (type in name)


                                 By:
                                     -----------------------------------------
                                 Title:
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:

                                 /s/ NATHAN BELL
                                 ---------------------------------------------
                                 Printed Name: Nathan Bell
                                               -------------------------------


                                 If a legal entity:


                                 ---------------------------------------------
                                 (type in name)


                                 By:
                                     -----------------------------------------
                                 Title:
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:


                                 ---------------------------------------------
                                 Printed Name:
                                               -------------------------------


                                 If a legal entity:

                                 BW Capital Corporation
                                 ---------------------------------------------
                                 (type in name)


                                 By: /s/ NATHAN BELL
                                     -----------------------------------------
                                 Title: Vice President
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:


                                 ---------------------------------------------
                                 Printed Name:
                                               -------------------------------


                                 If a legal entity:

                                 BBU Mezzanine Fund
                                 ---------------------------------------------
                                 (type in name)


                                 By: /s/ TOMEK ULATOWSKI
                                     -----------------------------------------
                                 Title: its General Partner
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:

                                 /s/ HAROLD D. BREACH
                                 ---------------------------------------------
                                 Printed Name: Harold D. Breach
                                               -------------------------------


                                 If a legal entity:


                                 ---------------------------------------------
                                 (type in name)


                                 By:
                                     -----------------------------------------
                                 Title:
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:


                                 ---------------------------------------------
                                 Printed Name:
                                               -------------------------------


                                 If a legal entity:

                                 Huckvale, Inc.
                                 ---------------------------------------------
                                 (type in name)


                                 By: /s/ FRED HUCKVALE
                                     -----------------------------------------
                                 Title: President
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:

                                 /s/ ALLAN PREUSCH
                                 ---------------------------------------------
                                 Printed Name: Allan Preusch
                                               -------------------------------
                                               09/24/96


                                 If a legal entity:


                                 ---------------------------------------------
                                 (type in name)


                                 By:
                                     -----------------------------------------
                                 Title:
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:

                                 /s/ ALLAN PREUSCH
                                 ---------------------------------------------
                                 Printed Name: ALLAN PREUSCH - IRA
                                               -------------------------------


                                 If a legal entity:

                                 ALLAN PREUSCH - IRA
                                 ---------------------------------------------
                                 (type in name)


                                 By: /s/ ALLAN PREUSCH
                                     -----------------------------------------
                                 Title: Owner
                                        --------------------------------------

                               SIGNATURE PAGE OF
                             SECURITYHOLDER TO THE
                       EXERCISE AND SETTLEMENT AGREEMENT


         This Signature Page to that certain Exercise and Settlement Agreement, by and among American Homestar Corporation, a Texas corporation, Guerdon Holdings, Inc., a Delaware corporation (the "Company"), Guerdon Homes, Inc., a Delaware corporation ("GHI") and the Securityholders of the Company and GHI (the "Settlement Agreement"), is hereby executed by the undersigned, as a Securityholder (as defined therein), as of the date of the Settlement Agreement.

                                 If an individual:

                                 /s/ MEHDI ALI
                                 ---------------------------------------------
                                 Printed Name: Mehdi Ali
                                               -------------------------------


                                 If a legal entity:


                                 ---------------------------------------------
                                 (type in name)


                                 By:
                                     -----------------------------------------
                                 Title:
                                        --------------------------------------

                                   SCHEDULE A

                              Guerdon Homes, Inc.
                    Estimated Amounts Due at Option Exercise


             Item                            9/24/96                    Notes
             ----                            -------                    -----
A. Preusch severance, gross                  50,000(1)  Payments of $7,692 made bi-weekly through 9/20/96

A. Preusch bonus, gross                     228,063(1)  Interest accrued at 10.5% through 9/24/96

A. Preusch payment                          100,000     Based on mutual agreement

M. Ali bonus                                168,000     Settlement of $165K from Sub debt and $3K old bonus due

Series A pref. dividends (F. Huckvale)       69,235     Includes interest on past-due dividends

Series B pref. dividends (A. Preusch-IRA)    29,340     Includes interest on past-due dividends

Series B pref. dividends (A. Preusch)         9,779     Includes interest on past-due dividends

"Patricof" sub debt interest(2)             707,723     Includes interest on past-due interest

"PMF" sub debt interest                   1,271,933     Includes interest on past-due interest
                                         ----------
Subtotal                                  2,634,073


Series A preferred stock (F. Huckvale)      420,000     Dividends accrue at 12%

Series B preferred stock (A. Preusch-IRA)   150,000     Dividends accrue at 12%

Series B preferred stock (A. Preusch)        50,000     Dividends accrue at 12%

"Patricof" sub debt principal             4,532,917     Interest accrues at 11%

"PMF" sub debt principal(2)               6,967,083     Interest accrues at 12%
                                         ----------
Total due at option exercise             14,754,073
                                         ----------

-------------------
(1) Gross payments to A. Preusch will exclude $107,000 for federal withholding taxes which will be paid to the IRS.

(2) The fees payable to Patricof, as listed on the following table are, upon instructions from Patricof, being split between the other Patricof entities.

                             AL PREUSCH'S SEVERANCE
                             ----------------------

                                   Date         Bi-weekly Pmt.       Balance
                                   ----         --------------      ----------
Balance, 6/30/95                                                    300,000.00
Check #1850                       7/3/95          7,692.31          292,307.59
Check #1892                       7/21/95         7,692.31          284,615.38
Check #1933                       8/4/95          7,692.31          276,923.07
Check #1969                       8/14/95         7,692.31          269,230.76
Check #2020                       8/30/95         7,692.31          261,536.45
Check #2063                       9/15/96         7,692.31          253,846.14
Check #2091                       9/29/95         7,692.31          246,153.83
Check #2119                       10/13/95        7,692.31          238,461.52
Check #2165                       10/27/95        7,692.31          230,769.21
Check #2189                       11/7/95         7,692.31          223,076.90
Bi-weekly payroll                 11/17/95        3,846.16          219,230.74
Bi-weekly payroll                 12/1/95         7,692.31          211,538.43
Bi-weekly payroll                 12/15/95        7,692.31          203,846.12
Bi-weekly payroll                 12/29/95        7,692.31          196,153.81
Bi-weekly payroll                 1/12/96         7,692.31          188,461.50
Bi-weekly payroll                 1/26/96         7,692.31          180,769.19
Bi-weekly payroll                 2/9/96          7,692.31          173,075.88
Bi-weekly payroll                 2/23/96         7,692.31          165,384.57
Bi-weekly payroll                 3/8/96          7,692.31          157,592.26
Bi-weekly payroll                 3/22/96         7,692.31          149,999.95
Bi-weekly payroll                 4/5/96          7,692.31          142,307.64
Bi-weekly payroll                 4/19/96         7,692.31          134,615.33
Bi-weekly payroll                 5/3/96          7,692.31          126,923.02
Bi-weekly payroll                 5/14/96         7,692.31          119,230.71
Bi-weekly payroll                 5/31/96         7,692.31          111,538.40
Bi-weekly payroll                 6/14/96         7,692.31          103,846.09
Bi-weekly payroll                 6/28/96         7,692.31           96,153.78
Bi-weekly payroll                 7/12/96         7,692.31           88,461.47
Bi-weekly payroll                 7/26/96         7,692.31           80,769.16
Bi-weekly payroll                 8/9/96          7,692.31           73,076.85
Bi-weekly payroll                 8/23/96         7,692.31           65,384.54
Bi-weekly payroll                 9/6/96          7,692.31           57,692.23
Bi-weekly payroll                 9/20/96         7,692.31           49,999.92


                               AL PREUSCH'S BONUS
                               ------------------

                                   Date         Accr. Interest        Balance
                                   ----         --------------        -------
Balance 12/1                      12/1/95                           210,000.00
Accrued interest at 10.5%         9/25/96         18,062.88         228,062.88

                                            MEHDI ALI'S BONUS
-------------------------------------------------------------------------------------------------------
                                                           Monthly
                                            Date             Pmt.          Settlement         Balance
                                          --------        ---------        ----------        ----------
Balance at 6/30                                                                               27,000.00
Monthly payment                           7/31/96         12,000.00                 -         15,000.00
Monthly payment                           8/31/96         12,000.00                 -          3,000.00
Settlement                                9/25/96                 -        165,000.00        168,000.00

                                         SERIES A PREF. STOCK DIVIDENDS (F. HACKVALE)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                Total
                                  Rate           Dates         Days          Amount            Dividends          Total Due
                                  ----          -------        ----         ---------          ---------          ----------
Principal                                       3/31/95                                                           420,000.00
Accrued dividends                 12.0%         6/30/95         91          12,740.00          12,740.00          432,740.00
Accrued dividends                 12.0%         9/30/95         92          13,270.69          26,010.69          446,010.69
Accrued dividends                 12.0%        12/31/95         92          13,677.66          39,688.35          459,688.35
Accrued dividends                 12.0%         2/28/96         59           9,040.54          48,728.89          468,728.89
Accrued dividends                  0.0%         3/31/96         32                  -          48,728.89          465,728.89
Accrued dividends                  0.0%         5/18/96         48                  -          48,728.89          468,728.89
Accrued dividends                 12.0%         6/30/96         43           6,718.45          55,447.34          475,447.34
Accrued dividends                 12.0%         9/25/96         87          13,787.97          69,235.31          489,235.31

                                         SERIES B PREF. STOCK DIVIDENDS (A. PREUSCH)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                Total
                                  Rate           Dates         Days          Amount            Dividends          Total Due
                                  ----          -------        ----         ---------          ---------          ----------
Principal                                       3/31/95                                                           200,000.00
Accrued dividends                 12.0%         6/30/95         91           6,066.67           6,066.67          206,066.67
Accrued dividends                 12.0%         9/30/95         92           6,319.38          12,386.05          212,386.05
Accrued dividends                 12.0%        12/31/95         92           6,513.17          18,899.22          218,899.22
Accrued dividends                 12.0%         3/31/96         91           6,639.94          25,539.16          225,539.16
Accrued dividends                 12.0%         6/30/96         91           6,841.35          32,380.51          232,280.51
Accrued dividends                 12.0%         9/25/96         87           6,739.03          39,119.54          239,119.54

                                                    "PMF" SUMMARY BY FUND
----------------------------------------------------------------------------------------------------------------------------
                                 %           Principal        Forfeit        Net Principal       Interest          Total
                              -------      ------------     -----------      -------------     ------------     ------------
Pacific Mezzanine Fund         46.22%      3,360,000.00     (140,000.00)     3,220,000.00        587,851.50     3,807,851.50
BW Capital Corp.               21.32$      1,550,000.00      (64,583.33)     1,485,416.67        271,182.80     1,756,599.47
BBU Mezzanine Fund II          32.46%      2,360,000.00      (98,333.34)     2,251,666.66        412,898.74     2,674,565.40
                              -------      ------------     -----------      ------------      ------------     ------------
                              100.00%      7,270,000.00     (302,916.67)     6,967,083.33      1,271,933.04     8,239,016.37
                              -------      ------------     -----------      ------------      ------------     ------------

                                                 "PATRICOL" SUMMARY BY FUND
----------------------------------------------------------------------------------------------------------------------------
                                 %           Principal        Forfeit        Net Principal       Interest          Total
                              -------      ------------     -----------      -------------     ------------     ------------
Patricol fees                   0.00%                 -               -                 -             (0.00)           (0.00)
APA Excelsior                  38.13%      1,803,491.00      (75,145,46)     1,728,345.54        269,846.09     1,998,191.63
Couts & Co.                    14.54%        687,506.00      (28,664.08)       658,859.92        102,867.61       761,727.53
APA/Fostin                     45.37%      2,145,976.00      (89,415.67)     2,056,560.33        321,090.22     2,377,650.55
CIN Venture                     1.97%         93,027.00       (3,876.12)        89,150.88         13,919.10       103,069.98
                              -------      ------------     -----------      ------------      ------------     ------------
                              100.00%      4,730,000.00     (197,083.33)     4,532,916.67        707,723.02     5,240,639.69
                              -------      ------------     -----------      ------------      ------------     ------------

             PACIFIC MEZZANINE FUND -- DETAIL INTEREST CALCULATION
             -----------------------------------------------------

                                                    Rate        Dates     Days        Amount        Total interest    Total Due
                                                    ----        -----     ----        ------        --------------    ---------
Principal                                                      3/31/95                                               3,360,000.00
Accrued interest                                    16.0%      6/30/95      91       135,893.33       135,893.33     3,495,893.33
Accrued interest                                    16.0%      9/30/95      92       142,943.19       278,836.52     3,638,836.52
Accrued interest                                    16.0%      12/1/95      62       100,270.16       379,106.68     3,739,106.68
Accrued interest                                    12.0%      12/31/95     30        36,388.37       415,495.05     3,775,495.05
Accrued interest                                    12.0%      2/28/96      59        74,251.40       489,746.45     3,849,746.45
Accrued interest                                     0.0%      3/31/96      32            --          489,746.45     3,849,746.45
Accrued interest                                     0.0%      6/14/96      75            --          489,746.45     3,849.746.45
Accrued interest                                    12.0%      6/30/96      16        20,531.95       510,278.43     3,870,278.43
Accrued interest                                    12.0%      9/25/96      87       112,238.07       622,516.50     3,982,516.50
Less Mehdi Ali settlement                                                            (34,665.00)      587,851.50     3,947,851.50
Less principal forfeited                                                            (140,000.00)      587,851.50     3,807,851.50


                BW CAPITAL CORP. -- DETAIL INTEREST CALCULATION
                -----------------------------------------------

                                                    Rate        Dates     Days        Amount        Total interest    Total Due
                                                    ----        -----     ----        ------        --------------    ---------
Principal                                                      3/31/95                                               1,550,000.00
Accrued interest                                    16.0%      6/30/95      91       62,688.89         62,688.89     1,612,688.89
Accrued interest                                    16.0%      9/30/95      92       65,941.06        128,629.95     1,678,629.95
Accrued interest                                    16.0%      12/1/95      62       46,255.58        174,885.53     1,724,885.53
Accrued interest                                    12.0%      12/31/95     30       16,786.30        191,671.83     1,741,671.83
Accrued interest                                    12.0%      2/28/96      59       34,252.88        225,924.71     1,775,924.71
Accrued interest                                     0.0%      3/31/96      32            --          225,924.71     1,775,924.71
Accrued interest                                     0.0%      6/14/96      75            --          225,924.71     1,775,924.71
Accrued interest                                    12.0%      6/30/96      16        9,471.60        235,396.31     1,785,396.31
Accrued interest                                    12.0%      9/25/96      87       51,776.49        287,172.80     1,837,172.80
Less Mehdi Ali settlement                                                           (15,990.00)       271,182.80     1,821,182.80
Less principal forfeited                                                            (64,583.33)       271,182.80     1,756,599.47

              BBU MEZZANINE FUND II -- DETAIL INTEREST CALCULATION
              ----------------------------------------------------

                                                    Rate        Dates     Days        Amount        Total interest    Total Due
                                                    ----        -----     ----        ------        --------------    ---------
Principal                                                      3/31/95                                               2,360,000.00
Accrued interest                                    16.0%      6/30/95      91       95,448.89         95,448.89     2,455,448.89
Accrued interest                                    16.0%      9/30/95      92      100,400.58        195,849.47     2,555,849.47
Accrued interest                                    16.0%      12/1/95      62       70,427.85        288,277.32     2,626,277.32
Accrued interest                                    12.0%      12/31/95     30       25,558.49        291,835.81     2,651,835.81
Accrued interest                                    12.0%      2/28/96      59       52,152.77        343,988.58     2,703,988.58
Accrued interest                                     0.0%      3/31/96      32            --          343,988.58     2,703,988.58
Accrued interest                                     0.0%      6/14/96      75            --          343,988.58     2,703,988.58
Accrued interest                                    12.0%      8/30/96      16       14,421.27        358,409.85     2,718,409.85
Accrued interest                                    12.0%      9/25/96      87       78,833.69        437,243.74     2,797,243.74
Less Mehdi Ali settlement                                                           (24,345.00)       412,896.74     2,772,896.74
Less principal forfeited                                                            (98,333.34)       412,896.74     2,674,565.40

                      PATRICOF & CO. - DETAIL FEES CALCULATION
                      ----------------------------------------

                                      Rate      Dates         Days          Amount         Total Fees    Principal Bal.
                                      ----      -----         ----          ------         ----------    --------------
Principal                                      3/31/95                                                     4,730,000.00
Accrued interest                      3.0%     6/30/95          91         35,889.17        35,869.17      4,909,345.84
Accrued interest                      3.0%     9/30/95          92         37,638.32        73,507.49      5,096,437.44
Accrued interest                      3.0%     12/1/95          62         26,331.59        99,839.08      5,226,576.25
Accrued interest                      3.0%    12/31/95          30         12,741.09       112,580.17      5,272,803.54
Accrued interest                      3.0%     2/28/96          59         25,924.62       138,504.79      5,366,384.42
Accrued interest                      0.0%     3/31/96          32              --         138,504.79      5,366,384.42
Accrued interest                      0.0%     6/17/96          78              --         138,504.79      5,366,384.42
Accrued interest                      3.0%     6/30/96          13          5,813.58       144,318.37      5,387,300.76
Accrued interest                      3.0%     9/25/96          87         39,057.93       183,376.30      5,527,723.02
Allocation of Patricof
  fees                                                                   (183,376.30)           (0.00)     5,254,346.72



                  APA EXCELSIOR - DETAIL INTEREST CALCULATION
                  -------------------------------------------

                                      Rate      Dates         Days          Amount       Total Interest      Total Due
                                      ----      -----         ----          ------       --------------      ----------
Principal                                      3/31/95                                                     1,803,491.00
Accrued interest                     12.0%     6/30/95          91         54,705.89        54,705.89      1,858,196.89
Accrued interest                     12.0%     9/30/95          92         56,984.70       111,690.59      1,915,181.59
Accrued interest                     12.0%     12/1/95          62         39,580.42       151,271.01      1,954,762.01
Accrued interest                      8.0%    12/31/95          30         12,767.88       164,038.89      1,967,529.89
Accrued interest                      8.0%     2/28/96          59         25,796.50       189,835.39      1,993,326.39
Accrued interest                      0.0%     3/31/96          32              --         169,835.39      1,993,326.38
Accrued interest                      0.0%     6/17/96          78              --         189,835.39      1,993,328.39
Accrued interest                      8.0%     6/30/96          13          5,758.50       195,593.89      1,999,084.89
Accrued interest                      8.0%     9/25/96          87         38,648.97       234,242.86      2,037,733.88

Less Mehdi Ali settlement                                                 (34,315.90)      199,926.96      2,003,417.96
Less principal forfeited                                                  (75,145.46)      199,926.96      1,928,272.50
Allocation of Patricof
  fees                                                                     69,919.13       269,848.09      1,694,735.00



                   COURTS & CO. - DETAIL INTEREST CALCULATION
                   ------------------------------------------

                                      Rate      Dates         Days          Amount       Total Interest     Total Due
                                      ----      -----         ----          ------       --------------     ---------
Principal                                      3/31/95                                                       687,506.00
Accrued interest                     12.0%     6/30/95          91         20,854.35        20,854.35        708,360.35
Accrued interest                     12.0%     9/30/95          92         21,723.05        42,577.40        730,083.40
Accrued interest                     12.0%     12/1/95          62         15,088.39        57,665.79        745,171.79
Accrued interest                      8.0%    12/31/95          30          4,867.22        62,533.01        750,039.01
Accrued interest                      8.0%     2/28/96          59          9,833.84        72,366.85        759,872.85
Accrued interest                      0.0%     3/31/96          32              --          72,366.85        759,872.85
Accrued interest                      0.0%     6/17/96          78              --          72,366.85        759,872.85
Accrued interest                      8.0%     6/30/96          13          2,195.19        74,562.04        762,068.04
Accrued interest                      8.0%     9/25/96          87         14,733.32        89,295.36        776,801.36
Less Mehdi Ali settlement                                                 (13,081.51)       76,213.85        763,719.85
Less principal forfeited                                                  (28,646.08)       76,213.85        735,073.77
Allocation of Patricof
  fees                                                                     26,653.76       102,867.61        720,895.01


                   APA FOSTIN -- DETAIL INTEREST CALCULATION
                   -----------------------------------------

                                                    Rate        Dates     Days        Amount        Total Interest    Total Due
                                                    ----        -----     ----        ------        --------------    ---------
Principal                                                      3/31/95                                               2,145,976.00
Accrued interest                                    12.0%      6/30/95      91        65,094.61        65,094.61     2,211,070.61
Accrued interest                                    12.0%      9/30/95      92        67,806.17       132,900.78     2,278,876.78
Accrued interest                                    12.0%      12/1/95      62        47,096.79       179,997.57     2,325,973.57
Accrued interest                                     8.0%      12/31/95     30        15,192.51       195,190.08     2,341,166.08
Accrued interest                                     8.0%      2/28/96      59        30,695.29       225,885.37     2,371,861.37
Accrued interest                                     0.0%      3/31/96      32             --         225,885.37     2,371,861.37
Accrued interest                                     0.0%      6/17/96      78             --         225,885.37     2,371,861.37
Accrued interest                                     8.0%      6/30/96      13         6,852.04       232,737.41     2,378,713.41
Accrued interest                                     8.0%      9/25/96      87        45,988.46       278,725.87     2,424,701.87
Less Mehdi Ali settlement                                                            (40,832.52)      237,893.35     2,383,869.35
Less principal forfeited                                                             (89,415.67)      237,893.35     2,294,453.68
Allocation of Patricof fees                                                           83,196.87       321,090.22     2,375,880.48


                   CIN VENTURE -- DETAIL INTEREST CALCULATION
                   ------------------------------------------

                                                    Rate        Dates     Days        Amount        Total Interest    Total Due
                                                    ----        -----     ----        ------        --------------    ---------
Principal                                                      3/31/95                                                  93,027.00
Accrued interest                                    12.0%      6/30/95      91         2,821.82       2,821.82          95,848.82
Accrued interest                                    12.0%      9/30/95      92         2,939.36       5,761.18          98,788.18
Accrued interest                                    12.0%      12/1/95      62         2,041.62       7,802.80         100,829.80
Accrued interest                                     8.0%      12/31/95     30           658.59       8,461.39         101,488.39
Accrued interest                                     8.0%      2/28/96      59         1,330.63       9,792.02         102,819.02
Accrued interest                                     0.0%      3/31/96      32             --         9,792.02         102,819.02
Accrued interest                                     0.0%      6/17/96      78             --         9,792.02         102,819.02
Accrued interest                                     8.0%      6/30/96      13           297.03      10,089.05         103,116.05
Accrued interest                                     8.0%      9/25/96      87         1,993.58      12,082.63         105,109.63
Less Mehdi Ali settlement                                                             (1,770.07)     10,312.56         103,339.56
Less principal forfeited                                                              (3,876.12)     10,312.56          99,463.44
Allocation of Patricof fees                                                            3,606.54      13,919.10          13,089.98